UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1. Investment Company Act File Number: 811-23129

Date of Notification: August 21, 2026

2. Exact name of investment company as specified in registration statement:

NexPoint Real Estate Strategies Fund

3. Address of principal executive office:

300 Crescent Court, Suite 700

Dallas, Texas 75201

A. ☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. ☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. ☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

NexPoint Real Estate Strategies Fund

SHAREHOLDER REPURCHASE OFFER NOTICE

August 21, 2026

Dear NexPoint Real Estate Strategies Fund Shareholder:

The NexPoint Real Estate Strategies Fund (the “Fund”) is a closed-end interval fund offering shares that are not redeemable daily and are not traded on a stock exchange. To provide shareholders with some liquidity, the Fund has a quarterly share repurchase program to repurchase a portion of its outstanding shares at net asset value (“NAV”) on a specified repurchase date, as discussed below.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you are interested in tendering your shares for repurchase, please contact your registered investment adviser, broker-dealer or other intermediary or its agent or authorized designee (which may include other intermediaries designated by the financial intermediary to receive orders on the Fund’s behalf) (each a “Financial Intermediary”) or follow the instructions set forth herein.

Please note that the Fund’s quarterly repurchase offer will begin on August 21, 2026 and is expected to end at 4:00 p.m. (ET) on September 22, 2026. There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. In addition, the Fund may, subject to certain conditions, repurchase shares from shareholders who have elected to receive distributions in cash, where (a) such shareholders invest in the Fund through an intermediary that maintains an omnibus account with the Fund and (b) such intermediary has arranged for all distributions it receives on behalf of shareholders to be automatically reinvested in shares of the Fund. Under these circumstances, in order to honor such shareholders’ election to receive distributions in cash, the Fund may accept for repurchase the number of shares (or fractional shares) equal in value to the amount of cash such shareholder would have received absent such intermediary’s arrangement, provided that the intermediary notifies the Fund no later than the close of business of the payment date of the distribution. The Fund will effect such repurchases on the day the Fund makes distributions. Any such repurchases will be effected separately from the quarterly repurchase program.

If you have any questions, please contact your Financial Intermediary. Alternatively, a service representative is available by calling (844) 485-9167.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

NexPoint Real Estate Strategies Fund

Overview of August 21, 2026 Repurchase Offer

Below is a summary of the August 21, 2026 repurchase offer for the NexPoint Real Estate Strategies Fund. This is only a summary and investors should contact their Financial Intermediary (defined below) and review the enclosed “Repurchase Offer Terms” for more information.

Please note that the Fund’s quarterly repurchase offer will begin on August 21, 2026 and ends on the Repurchase Request Deadline (as defined in the enclosed Repurchase Offer Terms) at the Fund’s close of business, which is the close of business of the New York Stock Exchange (normally at 4:00 p.m. ET) on September 22, 2026. There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

If you wish to tender your shares for cash in conjunction with this repurchase offer, you can do so by (i) contacting your registered investment adviser, broker-dealer or other intermediary or its agent or authorized designee (which may include other intermediaries designated by the financial intermediary to receive orders on the Fund’s behalf) (each a “Financial Intermediary”); or, if you did not invest through an account with a Financial Intermediary, by (ii) completing the enclosed Repurchase Request Form and ensuring that it is received in proper form by DST Systems, Inc., the Fund’s transfer agent (the “Transfer Agent”), prior to the Repurchase Request Deadline (as noted above). You will need to ask your Financial Intermediary or nominee to submit the repurchase request for you and provide all of the information that Financial Intermediary or nominee requires. The Fund will be deemed to have received a repurchase request order prior to the Repurchase Request Deadline when a Financial Intermediary receives the order from the shareholder prior to the Repurchase Request Deadline, provided the Fund receives the repurchase request order from the Financial Intermediary prior to 11:59 p.m. Eastern Time on the date the repurchase offer ends. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund. Certain Financial Intermediaries may set times prior to the Repurchase Request Deadline by which they must receive all documentation relating to repurchase requests and may require additional information.

If you decide to tender shares for repurchase, please note that a repurchase of shares by the Fund generally will be a taxable transaction for U.S. federal income tax purposes; consult your financial adviser or tax adviser for more information.

The Repurchase Request Deadline will be strictly observed. If (a) your Financial Intermediary fails to submit your request to the Fund; or (b) you fail to contact your Financial Intermediary or (if applicable) submit your repurchase request in proper form to the Transfer Agent, in each case prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for additional information. If you have any questions, please contact your Financial Intermediary. Alternatively, a service representative is available by calling (844) 485-9167. The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

REPURCHASE OFFER TERMS

1. The Offer. NexPoint Real Estate Strategies Fund (the “Fund”) is offering to repurchase for cash up to 5.0% of the aggregate of its issued and outstanding Class A, Class C and Class Z shares of beneficial interest (“Shares”) on the Repurchase Request Deadline (described below) at a price equal to the net asset value (“NAV” or “Net Asset Value”) of Shares of each class determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the NexPoint Real Estate Strategies Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form (collectively, those documents constitute the “Offer”). The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. All classes of Shares are considered to be a single class for the purposes of allocating repurchases under this Repurchase Offer.

The purpose of the Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market for the Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your registered investment adviser, broker-dealer, or other intermediary or its agent or authorized designee (which may include other intermediaries designated by the financial intermediary to receive orders on the Fund’s behalf) (each a “Financial Intermediary”), or otherwise by a nominee, such Financial Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the Net Asset Value of Class A, Class C and Class Z Shares at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The Net Asset Value may fluctuate between the date you submit your repurchase request, the Repurchase Request Deadline and the Repurchase Pricing Date, particularly to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Net Asset Value on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Shares of the Fund earn dividends declared to shareholders of record through the date prior to the Repurchase Pricing Date. On August 10, 2026, the Net Asset Value per Share of each class of the Fund was:

Class A	$12.49
Class C	$12.70
Class Z	$12.71

Please call shareholder services at (844) 485-9167 for current NAV information.

3. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on August 21, 2026. All tenders of Shares for repurchase must be received in proper form by your Financial Intermediary or (if applicable) DST Systems, Inc., the Fund’s transfer agent (the “Transfer Agent”), between August 21, 2026 and before the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on September 22, 2026, (the “Repurchase Request Deadline”). The Fund will be deemed to have received a repurchase request order prior to the Repurchase Request Deadline when a Financial Intermediary receives the order from the shareholder prior to the Repurchase Request Deadline, provided the Fund receives the repurchase request order from the Financial Intermediary prior to 11:59 p.m. Eastern Time on the date the repurchase offer ends. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund. Certain Financial Intermediaries may set times prior to the Repurchase Request Deadline by which they must receive all documentation relating to repurchase requests and may require additional information. The Repurchase Request Deadline will be strictly observed.

The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4. Repurchase Pricing Date. The date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) will be September 22, 2026. The Fund, however, may choose to make the Repurchase Pricing Date for the Offer (i) earlier pursuant to applicable law; or (ii) as many as 14 calendar days after the Repurchase Request Deadline, except that if that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day. If the Repurchase Pricing Date is the same date as the Repurchase Request Deadline, the repurchase price will be the Fund’s Net Asset Value determined after close of business on the Repurchase Request Deadline. If the Fund uses a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s Net Asset Value (and thus the price that your Repurchase will receive) per Share of each class may fluctuate between those dates.

5. Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than seven calendar days after the Repurchase Pricing Date.

6. Repurchase Charge. The Fund does not currently charge a special handling or processing fee for repurchases. Your Financial Intermediary may charge a transaction fee in connection with submitting a repurchase request. If you tender for repurchase Class A and Class C Shares that are subject to contingent deferred sales charges (CDSCs) as described in the Fund’s Prospectus, and if those Shares are repurchased by the Fund, the applicable CDSC will be deducted from the proceeds of the repurchase of your shares. If you ask that a specific number of Shares be repurchased and those Shares are repurchased, the applicable sales charge will be deducted from the repurchase proceeds. If you ask the Fund to repurchase a sufficient number of Shares to provide you with proceeds of a specific dollar amount, and if some or all of those Shares are subject to CDSCs, then (assuming your request is not subject to pro-ration) the Fund will repurchase a sufficient number of Shares to pay the net proceeds you have requested and enough additional Shares to pay the applicable CDSC. To keep your CDSC as low as possible, each time you offer your Shares for repurchase, the Fund will first repurchase Shares in your account that are not subject to an CDSC and then will repurchase Shares that have the lowest CDSC. If you claim entitlement to a waiver or reduction of CDSCs based upon the terms of the Fund’s current Prospectus, you must identify the basis of that entitlement to the Transfer Agent in written instructions submitted as part of your Repurchase Request Form.

7. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more Shares than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional 2% of the number of Shares outstanding on the Repurchase Request Deadline. The Fund does not currently expect to offer to repurchase additional Shares in the event the Offer is oversubscribed. If the number of Shares tendered for repurchase exceeds the number of Shares which the Fund is offering to repurchase, including, when applicable, up to 2% of additional Shares as described above, the Fund is required to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest .001 of a Share. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. You must submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

8. Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline. If your Shares are held for you by your Financial Intermediary or otherwise by a nominee, please consult such person if you wish to modify or withdraw a repurchase request. With respect to Shares held directly, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be re-tendered by following the procedures described herein prior to the Repurchase Request Deadline. The Fund will be deemed to have received a repurchase request order prior to the Repurchase Request Deadline when a Financial Intermediary receives the order from the shareholder prior to the Repurchase Request Deadline, provided the Fund receives the repurchase request order from the Financial Intermediary prior to 11:59 p.m. Eastern Time on the date the repurchase offer ends. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund. Certain Financial Intermediaries may set times prior to the Repurchase Request Deadline by which they must receive all documentation relating to repurchase requests and may require additional information. For further information regarding modifications or withdrawals of tenders, you may call shareholder services at (844) 485-9167 or contact your Financial Intermediary or financial adviser.

9. Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only in the following limited circumstances:

(a) during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(b) during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the net asset value of Shares; or

(c) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

(d) during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10. Certain Federal Income Tax Consequences. The following discussion is a general summary of certain U.S. federal income tax consequences of the Offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisors regarding the specific tax consequences to them of participating in the Offer, including state, local and foreign tax consequences.

As used herein, a “U.S. Shareholder” means a shareholder that is (i) a citizen or resident of the U.S., (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes), partnership or other entity created or organized in or under the laws of the U.S., any State or any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of the income, or (iv) a trust if it (x) is subject to the supervision of a court within the U.S. and one or more U.S. persons has the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A “Non-U.S. Shareholder” is a shareholder that is not a U.S. Shareholder.

A repurchase of Shares pursuant to the Offer will be treated as a taxable sale or exchange of the Shares for federal income tax purposes if either (a) the tendering shareholder tenders all of its Shares or meets numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer or (b) the tender otherwise results in a “meaningful reduction” of a shareholder’s ownership percentage interest in the Fund, which determination depends on a shareholder’s particular facts and circumstances. For these purposes, a tendering shareholder’s ownership of the Fund is determined after applying the ownership attribution rules under Section 318 of the Code. The Fund intends to take the position that shareholders tendering Shares will qualify for sale or exchange treatment for federal income tax purposes. If the transaction is so treated, any gain or loss recognized by a shareholder generally will be capital gain or loss if the Shares tendered are held by the shareholder as a capital asset, as short-term capital gain or loss if such Shares have been held for one year or less, and as long-term capital gain or loss if such Shares have been held for more than one year. A tendering shareholder’s holding period in Shares repurchased pursuant to the Offer will terminate as of the Repurchase Pricing Date. Such gain or loss will equal the difference between the price paid by the Fund for the Shares pursuant to the Offer and the tendering shareholder’s adjusted tax basis in the Shares sold. To the extent that a portion of any such gain is treated as interest, that portion will be taxed to the shareholder as ordinary income. It is expected that, if a tendering shareholder is treated as having sold Shares pursuant to the Offer and realizes a gain upon such sale, and if one or more payments are received after the close of the taxable year of the shareholder in which the Repurchase Pricing Date occurs, unless the shareholder elects otherwise, the gain will be accounted for under the installment sale rules for U.S. federal income tax purposes and the shareholder will generally recognize any such gain as and when proceeds are received, likely allocating tax basis according to the presumed percentage of the total payment received in each installment. The maximum U.S. federal income tax rate applicable to short-term capital gains recognized by a non-corporate tendering shareholder is currently the same as the applicable ordinary income rate. In addition, the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, exchange or other taxable disposition of Shares.

Under the “wash sale” rules under the Code, loss recognized on Shares sold pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after the date the tendered Shares are purchased pursuant to the Offer and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a tendering shareholder on the sale of a Share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share. A shareholder’s ability to utilize capital losses may be limited under the Code.

If the repurchase of Shares pursuant to the Offer is not treated as a sale or exchange for federal income tax purposes, the amount received upon such repurchase will be treated for federal income tax purposes as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits for the year in which the repurchase occurs (“Section 301 Distribution”). Any balance will be treated as a return of capital to the extent of the shareholder’s tax basis in its Shares and thereafter as capital gain. In the case of a tendering shareholder that is a corporation treated as receiving a Section 301 Distribution from the Fund in connection with the transaction, special basis adjustments may also apply with respect to any Shares of such shareholder not repurchased in connection with the Offer. To the extent any Section 301 Distribution is reported by the Fund as derived from “qualified dividend income,” it will be taxed in the hands of individual shareholders at the rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Similarly, if a portion of the Fund’s income for the taxable year in which a Section 301 Distribution is paid consists of qualifying dividends paid by U.S. corporations and is properly reported by the Fund, such portion may qualify for the dividends received deduction when received by corporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level.

Provided that no tendering shareholder is treated as receiving a Section 301 Distribution as a result of the Offer, shareholders whose percentage ownership of the Fund increases as a result of the Offer will not be treated as realizing constructive distributions by virtue of that increase. In the event that a tendering shareholder is deemed to receive a dividend Section 301 Distribution as a result of tendering its Shares, it is possible that shareholders whose percentage ownership of the Fund increases as result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to receive a constructive distribution from the Fund. Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits.

Transfer Taxes. The amount of any stock or share transfer taxes imposed in respect of Shares tendered in connection with the Offer, including, without limitation, such taxes imposed for a reason other than the sale or transfer of Shares to the Fund pursuant to the Offer, whether such taxes are imposed on the registered holder(s), any other person to whom Shares are to be returned or the purchase price is to be paid, or otherwise, including any such taxes due in respect of (a) Shares tendered but not purchased, including such Shares that are to be returned in the name of a person other than the registered holder(s), or (b) Shares the purchase price for which is paid to a person other than the registered holder(s), will be for the tendering shareholder’s account and will not be borne by the Fund.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual U.S. Shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Shareholders, including Non-U.S. Shareholders who generally qualify as exempt recipients not subject to backup withholding, should provide the Fund with a completed IRS Form W-9, W-8BEN, W-8BEN-E, as applicable, or other appropriate form in order to avoid backup withholding on the distributions they receive from the Fund regardless of how they are taxed with respect to their tendered Shares.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Withholding for Non-U.S. Shareholders. In certain circumstances, a U.S. federal income tax equal to 30% (or a lower applicable treaty rate) may be withheld from the gross payments payable to a Non-U.S. Shareholder or his or her agent. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Shareholder generally must deliver to the applicable withholding agent before the payment a properly completed and executed IRS Form W-8BEN, W-8BEN-E or substitute form. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the U.S., a Non-U.S. Shareholder must deliver to the applicable withholding agent a properly completed and executed IRS Form W-8ECI or substitute form. If this withholding tax is applied, but no or fewer income taxes are due (e.g., because the gross proceeds constitute “sale or exchange” proceeds under Section 302(b), as described above) a Non-U.S. Shareholder may be eligible to obtain a refund of all or a portion of any tax withheld. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because the Fund is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions. If an interest in the Fund were a U.S. real property interest (“USRPI”), the Fund could be required to withhold U.S. tax on the proceeds paid to a tendering Non-U.S. Shareholder or the Non-U.S. Shareholder could otherwise be required to pay tax on the sale, and the Non-U.S. Shareholder could be required to file a U.S. tax return in connection with the sale. Non-U.S. Shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of tax-filing and tax-payment obligations through the sale and repurchase of Shares.

Non-U.S. Shareholders are urged to consult their own tax advisors and the applicable withholding agent, such as their broker or other nominee, regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

FATCA Withholding. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder (i) at a rate of 30% on ordinary dividends it pays, and (ii) on or after January 1, 2019, 30% of certain capital gain dividends it pays, and on the gross proceeds of share redemptions or exchanges. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption.

Other Tax Consequences. The Fund’s purchase of Shares in the Offer may directly result in, or contribute to a subsequent limitation on the Fund’s ability to use capital loss carryforwards to offset future gains. Therefore, in certain circumstances, shareholders who remain shareholders following completion of the Offer may pay taxes sooner, or pay more taxes, than they would have had the Offer not occurred.

Under Treasury regulations directed at tax shelter activity, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Shares.

11. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, NexPoint Advisors, L.P., the Transfer Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and the Transfer Agent will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.nexpointres.com, call shareholder services at (844) 485-9167, or contact your Financial Intermediary or financial adviser.

Dated: August 21, 2026

NexPoint Real Estate Strategies Fund

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, SEPTEMBER 22, 2026

IMPORTANT: IF YOU ARE INTERESTED IN TENDERING YOUR SHARES FOR REPURCHASE, PLEASE CONTACT YOUR REGISTERED INVESTMENT ADVISER.

ALTERNATIVELY, IF YOUR SHARES ARE NOT CURRENTLY HELD BY A REGISTERED INVESTMENT ADVISER, PLEASE COMPLETE THE FORM BELOW AND RETURN TO DST SYSTEMS, INC. AT THE ADDRESS BELOW OR FAX TO 816-701-7641.

NexPoint Advisors, L.P.

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, DST SYSTEMS, INC., AT 844-485-9167 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR SHARES.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is limited to 5.0% of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Shareholder Information:

Name(s) of Registered Shareholder(s)	Telephone Number(s)	Email address

Tender Request:

Intermediary*	Account Number	Class of Shares to Tender	Number of Shares to Tender

*The name of the intermediary where assets are currently held (i.e., Fidelity, Schwab, TD Ameritrade, etc.)

Payment Information:

Payment will be made to the shareholder’s account in accordance with the standard procedures of such shareholder’s intermediary.

Signature:

Please sign below and note the following important points:

Your signature(s) below must correspond exactly with the name(s) in which the shares are registered.

If the shares are held by two or more joint holders, all must sign.

If the shares are in an IRA account, an authorized official of the Custodian of the IRA account must sign.

If the signer of the document is a trustee, executor, administrator, guardian, attorney in fact, officers of corporations or others acting in a fiduciary or representative capacity, they must so indicate when signing, and submit proper evidence satisfactory to the Fund of their authority to so act.

Signature(s) of owner(s) exactly as registered:

Signature:

Print Name:

Date:

Signature:

Print Name:

Date:

Signature:

Print Name:

Date:

Signature:

Print Name:

Date: